Investor Presentation QUARTER ENDED June 30, 2020 Exhibit 99.1

WHO IS
BRIXMOR?

- We are one of the largest open-air retail landlords in the US, with a nationally diversified portfolio of 398 shopping centers
- We strive for our properties to be the "centers of the communities we serve" by thoughtfully merchandising our centers with non-discretionary essential uses and value-oriented retail
- We are well-positioned to meet the needs of today's consumer
  - ~70% of centers are grocery-anchored
  - High quality, diversified portfolio with ~5,000 national, regional and local tenants
  - Located in close proximity to households, effectively serving as last mile distribution
  - Convenient, drive-up format easily enables click-and-collect or curb-side pickup

PORTFOLIO QUICK FACTS

Number of shopping centers	398
GLA	70M SF
Average shopping center size	176K SF
Percent billed	88.9%
Percent leased	92.1%
Percent leased – Anchors (≥ 10K SF)	95.1%
Percent leased – Small shops (< 10K SF)	85.2%
Average grocer sales PSF [1]	~$575
Average grocer occupancy cost [1]	< 2%

FLEXIBLE RETAIL FORMAT [2]



75% Community / Neighborhood
13% Power center
11% Grocery-anchored regional center
1% Other

BRIXMOR
> 3

Why invest with us at Brixmor?

POSITIONED TO OUTPERFORM OVER THE LONG-TERM We have a high quality, diversified portfolio of open-air shopping centers that serve essential consumer needs We own a retail product type that is well-positioned for the future We can generate attractive long-term growth at lower risk We benefit from a best-in-class, fully integrated national operating platform with the capabilities necessary to maximize portfolio value We have a demonstrated track record of disciplined capital allocation We have substantial liquidity and no near-term debt maturities, providing critical financial and operational flexibility We are committed to being socially responsible, guided by our mission to be the “center of the communities we serve” WHY BRIXMOR?

We have a high quality, diversified portfolio of open-air shopping centers that serve essential consumer needs

WHY BRIXMOR?

MERCHANDISE MIX MATTERS

Portfolio Composition[1]

- ~70% of centers are grocery-anchored
- 57% of portfolio ABR is derived from essential / hybrid retailers
- Over 95% of shopping center ABR is open and operating
- Merchandise mix driving improving collections trends



Other Retail / Services
43%
Essential
33%
Hybrid
24%

Merchandise Mix Composition[1]

Merchandise Mix	% of Portfolio ABR	% of 2Q20 Billed Base Rent Collected as of 7/29/20	% of 2Q20 Billed Base Rent Collected as of 9/4/20	% of July and August Billed Base Rent Collected as of 9/4/20
ESSENTIAL RETAILERS	33%	98.1%	98.3%	98.3%
Grocery / Pharmacy	16%	99.6%	99.6%	99.1%
General Merchandise (Discount / Dollar)	4%	99.0%	99.0%	98.8%
Financial Services	3%	99.3%	99.4%	99.2%
Pet	3%	96.9%	97.1%	98.4%
Medical (Essential)	2%	95.9%	97.2%	96.9%
Home Improvement	2%	91.0%	92.7%	99.2%
Mail / Shipping and Other Services	1%	88.1%	89.2%	87.8%
Other Essential	1%	99.2%	99.3%	96.5%
Auto	1%	99.9%	99.9%	99.9%
HYBRID RETAILERS	24%	78.0%	79.1%	84.3%
Restaurants	14%	72.3%	74.1%	77.5%
Electronics & Appliance	3%	93.0%	93.8%	93.4%
Medical (Hybrid)	2%	80.2%	85.1%	87.3%
Hobby & Crafts	2%	75.0%	68.2%	97.2%
Liquor	1%	98.9%	99.8%	98.1%
Other Hybrid Services	1%	98.2%	98.1%	96.5%
Other Hybrid Retail	1%	65.6%	65.4%	97.1%
OTHER RETAIL / SERVICES	43%	58.1%	61.8%	74.2%
Other Services	7%	73.3%	76.3%	81.4%
Off-Price Apparel	7%	62.8%	64.6%	61.4%
Value Apparel, Shoes, Accessories	5%	50.4%	54.8%	75.1%
Fitness / Sports	5%	33.2%	31.6%	57.1%
Home Décor	5%	60.6%	70.6%	82.5%
Other Retail	4%	51.6%	58.0%	92.8%
General Merchandise (Department, Gift, etc.)	4%	73.9%	75.9%	90.1%
Health & Beauty	3%	80.1%	81.2%	89.4%
Entertainment	3%	24.6%	34.7%	32.4%
TOTAL	100%	76.6%	78.5%	84.8%
Rent Deferrals and Abatements Executed, Net of Subsequent Cash Collections		9.8%	9.7%	4.8%
Total Addressed Billed Base Rent		86.4%	88.2%	89.6%

BRIXMOR

7

WHY BRIXMOR?

STRONG COLLECTIONS AND CONSERVATIVE RESERVES

- At September 4, 2020, 78.5% of 2Q20 billed base rent was collected, with rent deferral and abatement agreements executed for another 9.7%, bringing total addressed 2Q20 billed base rent to 88.2%
- At September 4, 2020, 66% of the 2Q20 accrued but uncollected and unaddressed (under negotiation) base rent was reserved
  - Tenants representing 9.4% of total portfolio ABR had been converted to cash basis as of June 30, 2020
- Reserves should be interpreted in the context of rent collection levels, watchlist tenant exposures, and historical accounting and reserve practices

Brixmor Base Rent Reserves

($M)	2Q20 Accrued but Uncollected Base Rent	Revenues Deemed Uncollectible Associated with 2Q20 Accrued Base Rent	% Reserved
At June 30, 2020			
Rent deferrals (not lease modifications)	$12,609	$2,778	22%
Accrued but uncollected and unaddressed (under negotiation) base rent	43,321	19,185	44%
Accrued but uncollected base rent	$55,930	$21,963	39%
At September 4, 2020 [1]			
Rent deferrals (not lease modifications)	$17,670	$5,217	30%
Accrued but uncollected and unaddressed (under negotiation) base rent	25,369	16,746	66%
Accrued but uncollected base rent	$43,039	$21,963	51%

1. Subsequent to June 30, 2020, $10.9M of additional cash was collected which includes $1.1M of originally deferred rent. In addition, $8.2M of additional rent deferral and abatement agreements were executed, $2.1M of which was related to rent deferrals (lease modifications) and rent abatements.

Rent Collection Levels


■ % of 2Q20 Billed Base Rent Collected
68%
68%
70%
72%
77%
77%
80%
FRT
RPAI
KIM
REG
BRX
WRI
KRG
Collections Through:
7/31/20
7/27/20
8/5/20
7/31/20
7/29/20
7/27/20
8/3/20

Source: Supplemental disclosures and investor presentations.
FRT, KRG and WRI include both billed base rent and expense recoveries for % of 2Q20 rent collected.

BRIXMOR
8

Top Retailers by ABR Retailer Stores % of ABR % of GLA Credit Rating (S&P / Moody’s) 86 3.4% 3.7% A / A2 50 2.8% 4.8% BBB / Baa1 123 1.8% 2.0% BBB- / Baa3 26 1.6% 1.9% BB / Ba2 29 1.4% 1.8% NR 21 1.3% 1.6% BBB / Baa1 36 1.3% 1.4% BBB+ / A2 15 1.3% 0.9% CCC+ / Caa1 15 1.1% 1.2% B+ / B1 30 1.1% 1.1% B+ / Ba2 Top 10 Total 431 17.1% 20.4% PORTFOLIO DIVERSIFICATION WHY BRIXMOR? Retailer Strength and Diversification Geographic Diversity Strong tenant credit profile with no significant concentration No single tenant represents more than 3.4% of ABR Top 10 tenants represent only 17.1% of ABR 78.8% of rent collected 78.3% of rent collected 80.4% of rent collected 76.4% of rent collected No single MSA represents more than 8% of ABR Portfolio diversified over 130 discrete MSAs Portfolio by Region (% of Portfolio ABR; 2Q20 billed base rent collected as of 9/4/20)

We own a retail product type that is well-positioned for the future

WELL-POSITIONED FOR ACCELERATION OF PRE-COVID-19 TRENDS Consumers Renewed focus on proximity and being local Importance of convenience and ease of use, combined with health and safety Accelerated shift to buy online, pick-up in store (“BOPIS”) and curbside pickup Added work-from-home flexibility reallocates daytime traffic from urban to suburban markets Retailers Importance of having retail goods positioned close to the end consumer Increased need for last-mile delivery and micro-fulfillment capabilities Relocation of traditional enclosed mall retailers to open-air formats to capture benefits of proximity to customers, flexibility of format, and lower occupancy costs WHY BRIXMOR? Brixmor’s well-located shopping centers are the centers of their communities, feature a high proportion of essential tenancy, including productive grocers, and a diverse mix of relevant credit retailers

IMPORTANCE OF BRICK & MORTAR Brixmor’s shopping centers offer flexibility for retailers and proximity to consumers to assist our tenants in utilizing BOPIS and curbside options to drive sales, engage safely with customers, and cut delivery costs WHY BRIXMOR? “In support of our digital strategy, we place our stores at the center of fulfillment, which gives us both speed and efficiency. This structure also allows our teams to pivot seamlessly when our guests' channel preferences change.” “We have over 2,000 pickup locations and 2,400 delivery locations, reaching 97% of our customers, with a seamless customer experience that combines the best of our physical stores with digital.” “We recently launched Curbside Pickup, which is now available at more than 700 Ulta Beauty stores… and will be opening at many more stores in the coming weeks.” “Curbside sales were up 1000% since it launched through the end of the quarter when you compare it to BOPIS sales in the prior year and curbside accounted for over 40% of total eCommerce sales during this time period. We believe this experience will continue to be a big opportunity for us as we move forward.” “We continue to see our store portfolio as one of the core assets of our strategy going forward... they're located off-mall, in suburban neighborhoods where our customers live and work.” 1 1 “We retained 81% of last year's sales during the last six weeks of the quarter as we operated in the new model.” 1 “Although a number of stores were closed to foot traffic in the quarter, we utilized over 80% of our stores for ship from store, BOPIS and curbside as well as other fulfillment options. This was an important capability as it enabled us to unlock store inventory to generate sales while safely meeting customer demand.” 2 BOPIS existed pre-COVID-19. Curbside pick-up was implemented post-COVID-19. BOPIS and Curbside pick-up implemented post-COVID-19. 1 “We continue to leverage our unique assets...with same day delivery out of the supercenter, but...also leveraging the 2,500 stores to do fulfillment to take up some of the excess capacity that we needed and didn't have in the fulfillment centers.” 1 “With a vast majority of our stores located in strip centers and many in close proximity to grocery stores, our store locations are a convenient shopping visit for people making fewer trips from home.” 2 1 1

We can generate attractive long-term growth at lower risk

46% 96% 100% 82% UNIQUELY POSITIONED PORTFOLIO WHY BRIXMOR? More Upside Less Downside Proactive risk reduction and strategic remerchandising over the last four years have resulted in lower relative watchlist exposure Reducing exposure ↓ Increasing market share ↓ Attractive rent basis due to historic portfolio under-investment and under-management TTM new lease spreads of 28% ($M) Tailwinds from rent basis Tailwinds from executed leasing $39M of ABR from leases signed but not yet commenced Over 80% expected to commence by mid-year 2021

WHY BRIXMOR?

CONTINUED OPPORTUNITY TO INVEST IN ASSETS & DRIVE FUTURE GROWTH

Measured value creation pipeline focused on essential and value-oriented retailers and services

At lower risk

- ✓ Effectively pre-leased
- ✓ Highly accretive returns
- ✓ Smaller project sizes / shorter timelines
- ✓ Incremental follow-on growth impact
- ✓ Small percent of enterprise value in program, with outsized impact
- ✓ No new ground-up development
- ✓ No mixed-use projects

Seminole Plaza – Tampa, Florida

- Redevelop and rightsize existing Burlington Stores to accommodate addition of a Sprouts Farmers Market
- Remerchandise additional small shop space with relevant retailers
- Shopping center upgrades including façade renovations, parking lot enhancements and pylon sign upgrades
- Net estimated costs of $10M
- Expected NOI yield of 9%


SPROUTS

Venice Village – Venice, Florida

- Demolish and rebuild a 30-year old 42K SF Publix with a 48K SF Publix prototype
- Shopping center upgrades including façade renovations, landscaping and parking lot enhancements and sustainable features including LED lighting
- Net estimated costs of $10M
- Expected NOI yield of 10%



Reinvestment is a value multiplier

Driving accretive returns | Improving intrinsic value | Expanding future growth

BRIXMOR
15

We benefit from a best-in-class, fully integrated national operating platform with the capabilities necessary to maximize portfolio value

NATIONAL OPERATING PLATFORM Durable business plan proven before, during, and after COVID-19 WHY BRIXMOR? Retooled platform and business plan Over the last four years, we have built a best-in-class operating platform Fully integrated, multi-disciplinary national operating platform positioned to drive asset value Delivering sector leading leasing productivity through the combined efforts of National Accounts and Regional leasing teams Comprehensive platform leverages national presence and retailer relationships while benefiting from local market knowledge and expertise Providing superior operational service and support, with a focus on cost-efficiency and sustainability Executing on accretive, low risk, value enhancing reinvestment projects Recycling capital proactively, with a focus on maximizing the risk-adjusted hold-IRR of the portfolio Leasing Operations Reinvestment Capital Recycling

HELPING OUR RETAILERS SUCCEED DURING COVID-19 WHY BRIXMOR? Tenant Strategy Ongoing communication with tenants is our top priority Primarily focused on assisting all tenants as they navigate the current environment Special attention given to supporting the recovery of local, small shop tenants Implemented multi-faceted BrixAssist program Entered into short-term rent deferral and selective rent abatement agreements with certain tenants in exchange for NAV enhancing concessions 2Q20 rent deferral and abatement agreements represented 9.7% of billed base rent, bringing total addressed billed base rent to 88.2% July and August 2020 rent deferral and abatement agreements represented 4.8% of billed base rent, bringing total addressed billed base rent to 89.6% Substantially all deferred rent will be repaid by year-end 2021 Easing of restrictions to enable redevelopment or outparcel development Relief on restricted uses Extension of lease terms Credit enhancements NAV enhancing concessions As of September 4, 2020. Rent deferrals and abatements executed are net of subsequent cash collections.

WHY BRIXMOR?

HELPING OUR RETAILERS SUCCEED DURING COVID-19

BrixAssist

Ensuring we support local businesses through the crisis

- ✓ Maintaining a robust BRX COVID-19 resource website geared specifically to local, small shop tenants
- ✓ Providing local, small shop tenants resources and assistance in accessing federal relief programs (Payroll Protection Program and Main Street Lending Program)
- ✓ Assisting restaurant tenants through a Restaurant Re-Emergence Mastermind Program
- ✓ Amplifying the messaging of tenants through Brixmor social media efforts
- ✓ Actively engaging in public advocacy initiatives
- ✓ Supporting all tenants onsite, including through the use of additional signage and the accommodation of BOPIS and curbside pick-up
  - Dedicated parking and traffic mitigation efforts for BOPIS and curbside pick-up
  - Focusing on safety and hygiene considerations
  - Facilitating additional outdoor space, including for dining and fitness classes
  - Providing incremental storage and security, as required

Takeout and curb-side pickup signage


Takeout & curbside services available
BRIXMOR

Reserved parking signage for curb-side pickup


SALADS
PASTA
SUBS
Reserved for curbside pick up

Safe disposal areas for gloves and masks



Barret Place | Atlanta, GA
Best Buy curb-side pick-up


BEST BUY

BRIXMOR

> 19

We have a demonstrated track record of disciplined capital allocation

PORTFOLIO + PLATFORM TRANSFORMATION PROVIDING STABILITY & GROWTH Actions taken over last four years have positioned Brixmor to navigate today’s environment and thrive as COVID-19 dissipates WHY BRIXMOR? Rationalized portfolio footprint Strengthened balance sheet Disciplined value enhancing reinvestments Increased market share with thriving tenants $1.7B Dispositions over the last four years $1.8B Liquidity >$450M Accretive reinvestment projects delivered over last four years1,2 8.6M SF New anchor leases executed in last four years Disposed of higher risk assets Elevated the efficiency and long-term growth profile of the Company Fully unencumbered portfolio No debt maturities until 2022 Replaced underperforming anchor tenants with relevant uses Average incremental NOI yields of 11%3

FLEXIBLE, LOWER RISK REINVESTMENT PROGRAM Curtailed spending on certain projects, reducing projected 2020 spend by ~$100M (including maintenance capital expenditures) Preserves precious liquidity in 2020, while maintaining the growth and long-term value creation embedded in signed leases Expect to stabilize nearly $100M of projects during 2020, including $42M of projects stabilized year-to-date Continuing to move forward with entitlements in preparation for a re-acceleration of the value-enhancing program Not incurring any additional risk or spend Particularly focused on advancing projects with long lead times Reinvestment pipeline remains an attractive value multiplier WHY BRIXMOR? Expected Deliveries of In Process Pipeline ($M) 9 Projects 34 Projects 9 Projects Rockland Plaza | New York, NY Beneva Village Shoppes | North Port, FL Seminole Plaza | Tampa, FL

We have substantial liquidity and no near-term debt maturities, providing critical financial and operational flexibility

BALANCE SHEET PROVIDING MAXIMUM FLEXIBILITY $1.8B of available liquidity, comprised of ~$601M of cash and ~$1.2B of revolver capacity Entirely unencumbered portfolio, providing substantial financial and operational flexibility Dividend temporarily suspended, to be evaluated quarterly Committed to emerging from the crisis in position of strength Capitalize on the recovery Resume a secure and growing dividend WHY BRIXMOR? Minimal near-term debt maturities (Pro Forma, $M)2 Capitalization & Ratios (at 6/30/20) Debt Statistics Weighted avg. stated interest rate 3.6% Weighted avg. maturity 5.4 years Fixed / Variable 95.4% / 4.6% Unencumbered ABR 100.0% Leverage & Coverage Ratios1 Net principal debt to Adjusted EBITDA 6.8x Fixed charge coverage 3.8x Credit Ratings Fitch BBB- / Stable Moody’s Baa3 / Stable S&P BBB- / Stable

We are committed to being socially responsible, guided by our mission to be the “center of the communities we serve”

FOUNDED IN THE WELL-BEING OF OUR STAKEHOLDERS Our Corporate Responsibility (CR) strategy is driven by our culture, our properties and our stakeholders and guided by our mission to be the centers of the communities we serve Brixmor’s Board of Directors oversees the CR strategy and drives its implementation Conducts regular reviews of initiatives and practices Evaluates Company goals, progress and disclosures to ensure we remain at the forefront of the industry CORPORATE RESPONSIBILITY Our Culture Our Properties Our Stakeholders Our Culture Fostering an inclusive and collaborative workplace with deep employee engagement and high ethical standards Our Properties Redeveloping and managing assets while minimizing environmental impact and integrating seamlessly into our communities Our Stakeholders Creating true partnerships that improve the social, economic and environmental well-being of all while generating stable long-term growth View Brixmor’s Corporate Responsibility Report at: https://www.brixmor.com/why-brixmor/corporate-responsibility

BEING THE CENTER OF THE COMMUNITIES WE SERVE Safely supporting philanthropic and volunteer efforts, including: Food donation and pick-up locations supported by Brixmor through corporate donations and Facebook ads Hosting blood donation drives and mobile COVID-19 testing centers, where feasible Facilitating farmers markets and food trucks in accordance with municipal guidelines Hosting drive-in movie screenings Providing welcoming and safe places to shop within our communities OUR PROPERTIES DURING COVID-19 Festival Centre | Charleston, SC Blood Donation Drive Village Plaza | Dallas, TX ALL G's BBQ & Soul Food truck Superior Marketplace | Denver, CO Wayne’s Smoke Shack food donation Burlington Square | Boston, MA Blackbird Cafe food donation Braes Oaks Center | Houston, TX Braes Oaks Farmers Market Martin Downs | Port St. Lucie, FL Drive-In Movie Screening

OUR CULTURE DURING COVID-19

COMMUNICATION, CONNECTIVITY & SUPPORT

Committed to creating and sustaining a positive work environment during uncertain times

- Seamlessly transitioned employees to work from home in early March
- Planning underway for safe re-entry, with enhanced flexibility

Communication

- Bi-weekly all-employee calls
- "The Brixmor Daily" bulletin, comprised of helpful hints to maximize the efficiency of working from home
- Conducted two employee surveys and added support and benefits based on these results

Personal and Professional Support

- Offering free 24/7 access to licensed therapists to all employees
- Enhanced virtual training for Company tools and applications
- Cross-functional training and participation
- MasterClass subscription
- Virtual intern program

Health and well-being

- Group meditations
- Fitness challenges
- Book clubs
- List shares: Brixmor Cooks and Brixmor Watches



The Brixmor Daily
WFH > Mind & Body > Humor & Inspiration > More
A Guide for Working (From Home) Parents > Harvard Business Review's three steps to bring your old plan into your new normal.
Cooking In The Time Of Covid-19 > In this podcast, former 'New York Times' food editor (and founder of NYT Cooking) Sam Sifton talks about how to make meals that stretch, improvising with less-than-ideal ingredients, and the best vegetable for quarantine cooking.
– Visit Brixnet for more resources on: productive WFH, mind & body, humor and inspiration, UHC news and community support
– Reply to this email to suggest content



Tiny Changes, Remarkable Results
Atomic Habits
An Easy and Proven Way to Build Good Habits and Break Bad Ones
James Clear
TREVOR NOAH
BORN A CRIME
ROAD TO REDEMPTION
LUCINDA CROSS
THE CULTURE CODE
DANIEL COYLE

BRIXMOR

> 28

DIVERSITY AND INCLUSION OUR CULTURE Annual employee pledge to create and maintain an inclusive culture, free from harassment based on sexual orientation, gender, and other protected classes Recently instituted a Diversity and Inclusion Leadership Council Enhancing recruiting practices to support focus on diversity Declared Juneteenth a Brixmor holiday, petitioning BRX congressional districts for Federal adoption Over $110K in contributions to date to various civil rights organizations through a combination of a Brixmor direct donation and an employee matching program; plus annual / on-going commitment 53% Female employees

OUR PROPERTIES

RELEVANT, VIBRANT, SUSTAINABLE

GOLD LEVEL RECOGNITION

GREEN STAR RECIPIENT

- Operating responsibly while reducing our environmental impact
  - Reductions in electric usage and greenhouse gas emissions
  - Conversion to LED lighting
  - Development of on-site renewable energy, facilitated through green lease provisions and providing tenants with lower cost energy
  - Installation of electric vehicle charging stations

Consistent and meaningful progress against 2025 targets*

>41%	>47%	~75%	5.6MW	9%
Electricity reduction from 2014 baseline for common area, like-for-like usage	Greenhouse gas emissions reduction from 2014 baseline for common area, like-for-like utility use	Properties upgraded to LED as of the end of 2019	Megawatts of rooftop solar developments installed or under construction[2]	Properties with installed electric vehicle charging stations, charging over 3.0M miles in 2019
Exceeded target of 40% reduction	Exceeded target of 40% reduction	Target: 100% of portfolio	Target: 20MW of renewable energy installed	Target: 25% of portfolio

*Progress measured against 2014 baseline data.
Data as of December 31, 2019.

BRIXMOR

30

OUR STAKEHOLDERS

CORPORATE GOVERNANCE LEADING THE INDUSTRY

Ranked 2nd of all public REITS in Green Street's 2020 corporate governance rankings

Ranked 1st among REITS for best ESG / SRI Metrics and Corporate Governance by Institutional Investor

Experienced, diversified and effective Board of Directors

89%	1/3	58 years	5 years	>75%
Independent Directors	Female Directors	Average Director age	Average Director tenure	Director attendance at 2019 meetings

Board Composition

● Member ★ Chair

Board Member	Age	Director Since	Committee Membership: Audit	Committee Membership: Compensation	Committee Membership: Nominating & Corporate Governance	Expertise: CEO	Expertise: Investment / Financial	Expertise: Other Public Company Board	Expertise: Real Estate	Expertise: Retail / Consumer
Jim Taylor	53	2016				✓	✓		✓	
John Schreiber	73	2013		●	●	✓	✓	✓	✓	
Michael Berman	62	2013	★				✓	✓	✓	
Julie Bowerman	51	2019			●					✓
Sheryl Crosland	67	2016	●				✓		✓	
Thomas Dickson	64	2015		●		✓	✓	✓	✓	✓
Daniel Hurwitz	56	2016		●		✓	✓	✓	✓	✓
William Rahm	41	2013		★	●		✓	✓	✓	
Gabrielle Sulzberger	59	2015	●		★		✓	✓		✓

Data as of March 16, 2020.

Governance Profile

- ✓ Unclassified Board of Directors
- ✓ Mandatory board retirement age of 75
- ✓ Strong director and officer stock ownership
- ✓ No supermajority voting standards
- ✓ Majority voting for directors
- ✓ Separate Chairperson and CEO
- ✓ Opted out of the Maryland business combination and control share acquisition statutes
- ✓ No poison pill
- ✓ Stockholder ability to amend bylaws
- ✓ Pledging and hedging of BRX stock by directors and executive officers prohibited
- ✓ No cumulative voting
- ✓ Board of Directors oversees corporate responsibility initiatives

BRIXMOR

> 31

Additional Information

GENERAL INFO & FUNDAMENTALS REITs What is a REIT? A REIT, or Real Estate Investment Trust, is a company that owns, operates or finances income-producing real estate. Modeled after mutual funds, REITs give all investors access to the benefits of real estate investment along with the advantages of investing in a publicly traded stock How to qualify as a REIT: Invest at least 75% of total assets in real estate Derive at least 75% of gross income from real estate investments Must have a minimum of 100 shareholders and no more than 50% of shares held by five or fewer individuals Distribute at least 90% of taxable income to shareholders annually through dividends Nearly all REITs pay at least 100% to avoid taxation Allows shareholders to share in a REITs cash flow growth Why invest In REITs? Source: RBC Capital Markets, Nareit. Dividends Reliable income returns through a variety of market conditions 20% deduction of any qualified REIT dividends (Tax Cut and Jobs Act of 2017 Sec 199A) Performance The real estate market is the primary driver of REIT returns, therefore REITs may be used as a liquid proxy for gaining access to the entire asset class Reduce portfolio volatility Liquidity Bought & sold daily like other stocks, mutual funds and ETFs REITs have made it easier to rebalance portfolios Diversification Low correlation with other stocks and bonds Historically have increased portfolio returns and reduced portfolio risk Offer a balance of capital appreciation and income

Footnotes & Sources

FOOTNOTES & SOURCES DISCLAIMER Safe Harbor Language This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Currently, one of the most significant factors that could cause actual outcomes to differ materially from forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on the financial condition, operating results and cash flows of the Company, the Company’s tenants, the real estate market, the global economy and the financial markets. The extent to which the COVID-19 pandemic impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the direct and indirect economic effects of the pandemic and containment measures, and potential changes in consumer behavior, among others. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. Page 3Who Is Brixmor? Based on most recent tenant reported information. By ABR. Community Centers include properties with total GLA between 125K - 400K SF. Neighborhood Centers include properties with total GLA less than 125K SF. Grocery-Anchored Regional Centers include properties greater than 250K SF with small shop spaces accounting for less than 30% of total property GLA, and that have a traditional or specialty grocer at the property (either owned or non-owned). Power Centers include properties greater than 250K SF with small shop spaces accounting for less than 30% of total property GLA, and that do not have a traditional or specialty grocer at the property (either owned or non-owned). Other includes lifestyle centers, unanchored strip centers and single tenant centers. Page 7Merchandise Mix Matters Essential refers to businesses deemed necessary for day-to-day living; Hybrid refers to businesses deemed necessary for day-to-day living, but operating in a moderated capacity, and businesses deemed necessary for day-to-day living in many, but not all jurisdictions; Other Retail / Services refers to businesses deemed non-essential for day-to-day living. Page 21 Portfolio + Platform Transformation Providing Stability & Growth Excludes projects completed at properties that have been sold. Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits). NOI yield is calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination fees or other ancillary credits). Page 24 BALANCE SHEET PROVIDING MAXIMUM FLEXIBILITY Calculated for the trailing twelve month period. Pro forma for $300M Senior Notes offering on August 17, 2020.